UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

FRESH PROMISE FOODS, INC.
(Exact name of registrant as specified in its charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3416 Shadybrook Drive
Midwest City, OK 73110
(Address of principal executive offices)

561-703-4659
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation F-D - Risk Factors associated with the Company's Common stock

The company is in the process of undertaking efforts to issue a separate series of Preferred Stock to settle a dispute. In that connection, any purchasers of the company’s Capital Stock should be aware of and should carefully consider the risks and uncertainties described below:

1.) There is substantial doubt about the Company’s ability to continue as a going concern. We may require additional capital to support our operations or the growth of our business, and we cannot be certain that this capital will be available on reasonable terms when required, or at all. Our ability to obtain additional financing, if and when required, will depend on investor and lender demand, our operating performance, the condition of the capital markets and other factors. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to support the operation or growth of our business could be significantly impaired and our operating results may be harmed or completely discontinued.

2.) The company has no history of operational success. There is no assurance that we will successfully achieve our objectives. As a result of our limited operating history, our ability to accurately forecast our future operating results is limited and subject to a number of uncertainties. We have encountered, and will continue to encounter, risks and uncertainties frequently experienced by growing companies in rapidly changing industries, such as the risks and uncertainties described herein. If our assumptions regarding these risks and uncertainties (which we use to plan our business) are incorrect or change due to changes in our markets, or if we do not address these risks and uncertainties successfully, our operating and financial results could differ materially from our expectations, and our business could suffer.

3.) Purchasers of the Company's stock may not have access to the money they invest for an indefinite period of time. Therefore, an investment in the company's securities is not suitable for investors that need access to the money they invest.

4.) If the company is not able to raise sufficient funds to pay its auditors, the company's stock could be delisted.

5.) The market in which we intend to participate is intensely competitive, and if we do not compete effectively, our operating results could be harmed.

6.) Newly enacted laws or other domestic or foreign regulations may reduce the effectiveness of our proposed products and harm our business.

7.) We will depend on highly skilled personnel to grow and operate our business, and if we are unable to hire, retain and motivate our personnel, we may not be able to grow effectively.

8.) If the prices we charge for our proposed products are unacceptable to our customers, our operating results will be harmed.

9.) Failure to adequately expand our direct sales force will impede our growth. We will need to continue to expand and optimize our sales infrastructure in order to grow our customer base and our business. We plan to continue to expand our direct sales force, both domestically and internationally. Identifying and recruiting qualified personnel and training them requires significant time, expense and attention. Our business may be adversely affected if our efforts to expand and train our direct sales force do not generate a corresponding increase in revenue. If we are unable to hire, develop and retain talented sales personnel or if new direct sales personnel are unable to achieve desired productivity levels in a reasonable period of time, we may not be able to realize the intended benefits of this investment or increase our revenue

10.) If we are unable to promote our brand, our business and operating results may be harmed. We believe that maintaining and promoting our brand is critical to expanding our customer base. Maintaining and promoting our brand will depend largely on our ability to continue to provide useful, reliable and innovative services, which we may not do successfully. We may introduce new features, products, services or terms of service that our customers do not like, which may negatively affect our brand and reputation. Additionally, the actions of third parties may affect our brand and reputation if customers do not have a positive experience using third-party apps or other services that are integrated with Box. Maintaining and enhancing our brand may require us to make substantial investments, and these investments may not achieve the desired goals. If we fail to successfully promote and maintain our brand or if we incur excessive expenses in this effort, our business and operating results could be adversely affected.

11.) Future acquisitions and investments could disrupt our business and harm our financial condition and operating results. Our success will depend, in part, on our ability to expand our services and grow our business in response to changing technologies, customer demands, and competitive pressures. In some circumstances, we may choose to do so through the acquisition of complementary businesses and technologies rather than through internal development. The identification of suitable acquisition candidates can be difficult, time-consuming and costly, and we may not be able to successfully complete identified acquisitions. The risks we face in connection with acquisitions include:

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diversion of management time and focus from operating our business to addressing acquisition integration challenges;

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coordination of research and development and sales and marketing functions;

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retention of key employees from the acquired company;

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cultural challenges associated with integrating employees from the acquired company into our organization;

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integration of the acquired company’s accounting, management information, human resources and other administrative systems;

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the need to implement or improve controls, procedures, and policies at a business that prior to the acquisition may have lacked effective controls, procedures and policies;

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liability for activities of the acquired company before the acquisition, including intellectual property infringement claims, violations of laws, commercial disputes, tax liabilities and other known and unknown liabilities;

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unanticipated write-offs or charges; and

12.) Financing agreements we are party to or may become party to may contain operating and financial covenants that restrict our business and financing activities. These restrictions and covenants, as well as those contained in any future financing agreements that we may enter into, may restrict our ability to finance our operations, engage in, expand or otherwise pursue our business activities and strategies. Our ability to comply with these covenants may be affected by events beyond our control, and breaches of these covenants could result in a default under the credit agreement and any future financial agreements that we may enter into. If not waived, defaults could cause our outstanding indebtedness under our credit agreement and any future financing agreements that we may enter into to become immediately due and payable.

13.) Adverse economic conditions may negatively impact our business.

14.) If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. As a public company, we are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (Exchange Act), the Sarbanes-Oxley Act. We expect that the requirements of these rules and regulations will continue to increase our legal, accounting and financial compliance costs, make some activities more difficult, time consuming and costly, and place significant strain on our personnel, systems and resources.

15.) Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited.

16.) Tax laws or regulations could be enacted or changed and existing tax laws or regulations could be applied to us or to our customers in a manner that could increase the costs of our services and adversely impact our business.

17.) We may be subject to additional tax liabilities. We are subject to income, sales, use, value added and other taxes in the United States and other countries in which we conduct business, and such laws and rates vary by jurisdiction. Certain jurisdictions in which we do not collect sales, use, value added or other taxes on our sales may assert that such taxes are applicable, which could result in tax assessments, penalties and interest, and we may be required to collect such taxes in the future. Significant judgment is required in determining our worldwide provision for income taxes. These determinations are highly complex and require detailed analysis of the available information and applicable statutes and regulatory materials. In the ordinary course of our business, there are many transactions and calculations where the ultimate tax determination is uncertain. Although we believe our tax estimates are reasonable, the final determination of tax audits and any related litigation could be materially different from our historical tax practices, provisions and accruals. If we receive an adverse ruling as a result of an audit, or we unilaterally determine that we have misinterpreted provisions of the tax regulations to which we are subject, there could be a material effect on our tax provision, net income or cash flows in the period or periods for which that determination is made. In addition, liabilities associated with taxes are often subject to an extended or indefinite statute of limitations period. Therefore, we may be subject to additional tax liability (including penalties and interest) for a particular year for extended periods of time.

18.) Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States. Generally accepted accounting principles in the United States are subject to interpretation by the Financial Accounting Standards Board, the SEC and various bodies formed to promulgate and interpret appropriate accounting principles. A change in these principles or interpretations could have a significant effect on our reported financial results, and could affect the reporting of transactions completed before the announcement of a change.

19.) An active trading market for our common stock may never be sustained.

20.) The market price of our common stock may be volatile, and you could lose all or part of your investment.

21.) The Company has only limited financial and managerial resources and that the Company has no certain prospect of acquiring additional financial or managerial resources in the near future.

22.) Only sophisticated and experienced Investors skilled in acquiring the securities of small, early-stage companies that face intense competition from many other well-established companies that possess far greater financial, marketing and managerial resources and likely will continue to do in the future should consider these securities.

23.) The acquisition of the Preferred Share is a HIGH RISK investment suitable only for those persons who can afford the total loss of their investment.

24.)  There is only a limited and sporadic trading market for the Company’s Common Stock and there is no likelihood that a liquid trading market for the Company’s Common Stock will develop at any time in the future.

25.)  The Company is delinquent in satisfying its obligations to file certain periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) in that the Company has failed to file certain Quarterly Reports on Form 10-Q and certain Annual Reports on Form 10-K with the result that the Company may be subject to adverse action by the Securities and Exchange Commission pursuant to Section 12(j) or Section 12(k) of the 1934 Act which would, in either case likely result in the total elimination of the public trading market for the Company’s Common Stock.

26.)   Investors should understand and be able to withstand that investment in the company's securities could result in the total loss of your investment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH PROMISE FOODS, INC.

Date: April 25, 2018	By:	/s/ Joe E. Poe Jr.
	Name:	Joe E. Poe Jr.
	Title:	President